                                                                   EXHIBIT 99.29

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                      COLLECTION PERIOD       29
SERVICER REPORT DATE: 12-Mar-02                       BEGINNING:        1-Feb-02
DISTRIBUTION DATE:    15-Mar-02                       ENDING:          28-Feb-02

                       ORIG PRINCIPAL      BEG PRINCIPAL        PRINCIPAL         INTEREST             TOTAL        END PRINCIPAL
                           BALANCE           BALANCE           DISTRIBUTION    DISTRIBUTION (*)     DISTRIBUTION       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
    CLASS A-1 NOTES   $  125,000,000.00   $           0.00                 -   $           0.00                 -  $           0.00
    CLASS A-2 NOTES   $  314,000,000.00   $           0.00   $          0.00   $           0.00                 -  $           0.00
    CLASS A-3 NOTES   $  196,000,000.00   $  53,120,687.84   $ 12,934,320.92   $     298,803.87     13,233,124.79  $  40,186,366.92
    CLASS A-4 NOTES   $  151,800,000.00   $ 151,800,000.00   $          0.00   $     877,910.00        877,910.00  $ 151,800,000.00
-----------------------------------------------------------------------------------------------------------------------------------
      NOTE TOTALS     $  786,800,000.00   $ 204,920,687.84   $ 12,934,320.92   $   1,176,713.87   $ 14,111,034.79  $ 191,986,366.92
-----------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                          PRINCIPAL           INTEREST        END PRINCIPAL
                         DISTRIBUTION       DISTRIBUTION         BALANCE
----------------------------------------------------------------------------
    CLASS A-1 NOTES                   -                  -                 -
    CLASS A-2 NOTES                   -                  -                 -
    CLASS A-3 NOTES         65.99143327         1.52450954      205.03248428
    CLASS A-4 NOTES                   -         5.78333333    1,000.00000000
----------------------------------------------------------------------------
     NOTE TOTALS            65.99143327         7.30784287    1,205.03248428
----------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                      COLLECTION PERIOD       29
SERVICER RPT DATE:    12-Mar-02                       BEGINNING:        1-Feb-02
DISTRIBUTION DATE:    15-Mar-02                       ENDING:          28-Feb-02

I.    Note Distributable Amounts

                      Principal         Interest          Total        Prin(per$1000/orig)   Int(per$1000/orig) Total(per$1000/orig)
                   ----------------------------------------------------------------------------------------------------------------
    CLASS A-1      $             -   $            -  $              -  $                 -   $               -  $                 -
    CLASS A-2      $             -   $            -  $              -  $                 -   $               -  $                 -
    CLASS A-3      $ 12,934,320.92   $   298,803.87  $  13,233,124.79  $       65.99143327   $      1.52450954  $       67.51594280
    CLASS A-4      $             -   $   877,910.00  $     877,910.00  $                 -   $      5.78333333  $        5.78333333
                   ----------------------------------------------------------------------------------------------------------------
      TOTAL        $ 12,934,320.92   $ 1,176,713.87  $  14,111,034.79  $       65.99143327   $      7.30784287  $       73.29927613

II.   Pool Balance at the end of the Collection Period                                                          $    199,932,577.62

III.  Insurance Premium                                                                                         $         32,798.00

IV.   Spread Account Balance
         (A) Balance after Deposits/Withdrawals for prior Distribution Date                                     $      6,386,006.96
         (B) Balance after Deposits/Withdrawals for current Distribution Date                                   $      6,611,800.80

V.    Spread Account Required Amount                                                                            $      5,997,977.33

VI.   Spread Account Withdrawals
         (A) Withdrawal to make required payments under 4.03                                                    $                 0
         (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                            $                 0

VII.  Servicing Fee                                                                                                      275,588.53

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                           $                 0

IX.   Indenture Trustee Fees not paid by Servicer or from Available Funds                                       $                 0

X.    Available Funds                                                                                           $     14,636,286.02

XI.   Insured Payment (if any)                                                                                  $                 0

XII.  Note Principal and Interest Carryover Shortfalls

                          Note Principal           Note Interest
                        Carryover Shortfall     Carryover Shortfall                Total
                        ------------------------------------------------------------------------------
            CLASS A-1   $              0.00     $              0.00      $                        0.00
            CLASS A-2   $              0.00     $              0.00      $                        0.00
            CLASS A-3   $              0.00     $              0.00      $                        0.00
            CLASS A-4   $              0.00     $              0.00      $                        0.00
                        ------------------------------------------------------------------------------
              TOTAL     $              0.00     $              0.00      $                        0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
Period

                        Current Distribution Date      Prior Distribution Date
                              Note Principal               Note Principal               Change in Note
                           Carryover Shortfall          Carryover Shortfall       Principal Carryover Shortfall
                        ---------------------------------------------------------------------------------------
            CLASS A-1   $                    0.00     $                    0.00   $                        0.00
            CLASS A-2   $                    0.00     $                    0.00   $                        0.00
            CLASS A-3   $                    0.00     $                    0.00   $                        0.00
            CLASS A-4   $                    0.00     $                    0.00   $                        0.00
                        ---------------------------------------------------------------------------------------
              TOTAL     $                    0.00     $                    0.00   $                        0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                      COLLECTION PERIOD       29
SERVICER RPT DATE: 12-Mar-02                          BEGINNING:        1-Feb-02
DISTRIBUTION DATE: 15-Mar-02                          ENDING:          28-Feb-02

                         Prior Distribution Date      Current Distribution Date
                              Note Interest                 Note Interest               Change in Note
                           Carryover Shortfall           Carryover Shortfall      Interest Carryover Shortfall
                        ---------------------------------------------------------------------------------------
            CLASS A-1   $                    0.00     $                    0.00   $                       0.00
            CLASS A-2   $                    0.00     $                    0.00   $                       0.00
            CLASS A-3   $                    0.00     $                    0.00   $                       0.00
            CLASS A-4   $                    0.00     $                    0.00   $                       0.00
                        ---------------------------------------------------------------------------------------
              TOTAL     $                    0.00     $                    0.00   $                       0.00

IX.   Delinquency Ratio

         A. Delinquency Statistics

                Days                                        Outstanding                    Past Due
             Delinquent          Units                       Principal                      Amount
         ------------------------------------------------------------------------------------------------------
              31- 60                          688                  5,414,438.81                      454,212.19
              61- 90                          127                    981,121.64                      127,370.16
              91- 120                          33                    236,511.63                       43,199.12
               121+                             0                             -                               -
         -----------------------------------------------------------------------------------------------------
                 TOTAL                        848                  6,632,072.08                      624,781.47

         B. Delinquency Percentage


            (1) Principal balance of delinquent contracts between 30 and 120 days   $        6,632,072.08
            (2) Pool Principal Balance Beginning of Collection Period               $      212,866,898.54
            (3) Delinquency Percentage (Line 1/Line 2)                                               3.12%

                                                                                  Units          Principal
                                                                                  -----      ------------------
X.    Principal Balance of repossessed Financed Vehicles in inventory                 -      $             0.00

XI.   Liquidation Proceeds received from Defaulted Contracts                                 $       580,838.43

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 12-Mar-02                          COLLECTION PERIOD       29
DISTRIBUTION DATE: 15-Mar-02                          BEGINNING:        1-Feb-02
                                                      ENDING:          28-Feb-02

I.    POOL BALANCE CALCULATION:

A.    Original Pool Balance                                                                794,746,210.70

B.    Beginning of Period Outstanding Pool Balance                                         212,866,898.54

C.    Monthly Principal Amounts

      (1) Monthly Scheduled Payments                                                         7,817,948.99
      (2) Full Prepayments (excluding Purchased Receivables)                                 4,350,003.56
      (3) Defaulted Contracts
           during period                                                                       771,723.66
      (4) Receivables becoming Purchased Receivables
           during period                                                                                -
      (5) Other Receivables adjustments                                                         (5,355.29)

      Total Monthly Principal Amounts                                                       12,934,320.92

D.    Total Monthly Payments allocable to Interest                                           1,867,461.38

E.    End of period Outstanding Pool Balance                                               199,932,577.62

F.    Pool Factor                                                                                0.251568

II.   OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                         Class A-1          Class A-2            Class A-3           Class A-4
                                                         ----------         ---------            ---------           ---------
A.    Beginning of period Outstanding Principal Balance           -                    -         53,120,687.84       151,800,000.00

B.    Noteholders' Principal Distributable Amount                 -                 0.00         12,934,320.92                 0.00
C.    Noteholders' Interest Distributable Amount                  -                    -            298,803.87           877,910.00
                                                         --------------------------------------------------------------------------
D.    Note Distributable Amount                                   -                    -         13,233,124.79           877,910.00
E.    Note Principal Carryover Shortfall                          0                    0                     0                    0
F.    Note Interest Carryover Shortfall                           0                    0                     0                    0
G.    Insured Payment                                             0                    0                     0                    0

H.    End of period Outstanding Principal Balance                 -                    -         40,186,366.92       151,800,000.00

III.  RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

         A. Available Funds in Collection Account:

                   (1)  Monthly Scheduled Payments on Receivables
                          during period (including partial prepays)
                        (a) Principal                                                                                  7,817,948.99
                        (b) Interest                                                                                   1,832,512.08
                   (2)  Full Prepayments collected during period
                        (a) Principal                                                                                  4,098,955.38
                        (b) Interest                                                                                      32,702.88
                   (3)  Net Liquidation Proceeds collected
                          during period                                                                         $        580,838.43
                   (4)  Net Insurance Proceeds collected
                          during period
                        (a) Principal                                                                                    251,048.18
                        (b) Interest                                                                                       2,246.42
                   (5)  Purchase Amounts deposited in Collection
                          Account                                                                                                 0
                   (6)  Investment Earnings - Collection Account                                                $         20,033.66

                   Total Available Funds in Collection Account                                                        14,636,286.02

         B. Available Funds in Payment Account:

                   (1)  Available Funds transferred from Collection Account                                     $     14,636,286.02
                   (2)  Amount withdrawn from Spread Account and deposited to
                       Payment Account                                                                          $                 -

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY DISTRIBUTION DATE STATEMENT

                                                      COLLECTION PERIOD       29
SERVICER RPT DATE:  12-Mar-02                         BEGINNING:        1-Feb-02
DISTRIBUTION DATE:  15-Mar-02                         ENDING:          28-Feb-02


                   (3)  Insured Payment deposited to Payment Account                $                   -

                   Total Available Funds in Payment Account                         $       14,636,286.02

         C. Distributions from Payment Account:

                   (1)  Monthly Servicing Fee                                                  275,588.53
                   (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                        0
                   (3)  Owner Trustee Fees (if paid from Available Funds)                               0
                   (4)  Indenture Trustee Fees (if paid from Available Funds)                           0
                   (5)  Insurance Premium                                                       32,798.00
                   (6)  Note Interest Distributable Amount
                            (a)   Class A - 1                                                           -
                            (b)   Class A - 2                                                           -
                            (c)   Class A - 3                                                  298,803.87
                            (d)   Class A - 4                                                  877,910.00
                   (7)  Final Scheduled Distribution Date Note Principal
                        Distributable Amount
                            (a)   Class A - 1                                                           0
                            (b)   Class A - 2                                                           0
                            (c)   Class A - 3                                                           0
                            (d)   Class A - 4                                                           0
                   (8)  Note Principal Distributable Amount
                            (a)   Class A - 1                                                           -
                            (b)   Class A - 2                                                           -
                            (c)   Class A - 3                                               12,934,320.92
                            (d)   Class A - 4                                                           -
                   (9)  Reimbursement Amounts Owing to Insurer                                          0
                   (10) Spread Account Deposit (to increase to Required Amount)                216,864.70
                   (11) Indenture or Owner Trustee Fees (not paid under C)                              0
                   (12) Re-Liening Expenses                                                             0
                        (To the extent not paid by Servicer)
                   (13) Transition Costs and Additional Servicing Fee to Successor
                        Servicer                                                                        0
                   (14) After Servicer Default, remaining Available Funds deposited                     0
                         in Note Distribution Account

                   Total Distributions                                                      14,636,286.02

           D.   Excess Available Funds (or shortfall)                                                   -

           E.   Remaining Available Funds to holder of Residual Interest Certificate                    0

IV.   SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                   A. Available Funds Transferred from Collection Account to
                       Payment Account                                              $       14,636,286.02
                   B. Distributions required under 4.03 (a)(i) through (vii)        $       14,419,421.32
                   C. Spread Account Deposit to Payment Account (Min: $0 and
                       Lines A -B)                                                  $                   -
                   D. Spread Account withdrawal required to reimburse Insurer for
                       Preference Amounts                                                               0

V.    SPREAD ACCOUNT BALANCE

                   A. Spread Account Balance After Deposit/Disbursements

                        (1) Beginning Spread Account Balance                        $        6,386,006.96
                        (2) Investment Income Deposited to Spread Account           $            8,929.14
                        (3) Withdrawal to make required payments under 4.03         $                   -
                        (4) Withdrawal to reimburse Preference Amounts (to Insurer)                     0
                        (5) Deposit to Spread Account after Disbursements           $          216,864.70
                        (6) Spread Account Balance after Deposit/Disbursments       $        6,611,800.80

                   B. Spread Account Required Amount                                $        5,997,977.33

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY DISTRIBUTION DATE STATEMENT

                                                      COLLECTION PERIOD       29
SERVICER RPT DATE:  12-Mar-02                         BEGINNING:        1-Feb-02
DISTRIBUTION DATE:  15-Mar-02                         ENDING:          28-Feb-02

                        (1) 3% of Pool Balance                                                                  $      5,997,977.33
                         But in no event less than the lesser of (a) or (b)
                              (a) .5% of Original Pool Balance                                                  $      3,973,731.05
                              (b) Outstanding Principal Amount of All Notes                                     $    191,986,366.92

                   C. Excess Amount to Insurer for amounts owed under Insurance
                        Agreement (lines A - B)                                                                                   0

                   D. Excess Amount to Holder of Residual Interest Certificate
                        (lines A - B - C)                                                                                613,823.47

VI.   INSURED PAYMENTS

                   A. Available Funds Transferred from Collection Account to
                        Payment Account                                                                         $     14,636,286.02
                   B. Available Funds Transferred from Spread Account to Payment
                        Account                                                                                 $                 0
                   C. Note Interest Distributable Amount                                                               1,176,713.87
                   D. Guaranteed Note Principal Amount                                                          $                 0
                   E. Deficiency Amount                                                                         $                 -
                       (Min:(Lines A+B-C-D) and $0.00)                                                          $                 0
                   F. Preference Amount                                                                         $                 0
                   G. Insured Payment (lines E+F)                                                               $                 0

                              Note Principal                Note Interest
                           Carryover Shortfall            Carryover Shortfall                Total
            CLASS A-1   $                    0.00     $                    0.00   $                        0.00
            CLASS A-2   $                    0.00     $                    0.00   $                        0.00
            CLASS A-3   $                    0.00     $                    0.00   $                        0.00
            CLASS A-4   $                    0.00     $                    0.00   $                        0.00
           ----------------------------------------------------------------------------------------------------
              TOTAL     $                    0.00     $                    0.00   $                        0.00

                        Current Distribution Date      Prior Distribution Date
                              Note Principal               Note Principal                   Change in Note
                           Carryover Shortfall           Carryover Shortfall      Principal Carryover Shortfall
            CLASS A-1   $                    0.00     $                    0.00   $                        0.00
            CLASS A-2   $                    0.00     $                    0.00   $                        0.00
            CLASS A-3   $                    0.00     $                    0.00   $                        0.00
            CLASS A-4   $                    0.00     $                    0.00   $                        0.00
           ----------------------------------------------------------------------------------------------------
              TOTAL     $                    0.00     $                    0.00   $                        0.00


                        Current Distribution Date     Prior Distribution Date
                              Note Interest                Note Interest                   Change in Note
                           Carryover Shortfall          Carryover Shortfall         Interest Carryover Shortfall
            CLASS A-1   $                    0.00     $                    0.00   $                        0.00
            CLASS A-2   $                    0.00     $                    0.00   $                        0.00
            CLASS A-3   $                    0.00     $                    0.00   $                        0.00
            CLASS A-4   $                    0.00     $                    0.00   $                        0.00
           ----------------------------------------------------------------------------------------------------
              TOTAL     $                    0.00     $                    0.00   $                        0.00

VII.  CUMULATIVE NET INSURANCE PROCEEDS                                                                         $      9,655,789.62

VIII. DELINQUENCY RATIO

                   A. Delinquency Statistics

                Days                                         Outstanding                       Past Due
             Delinquent           Units                       Principal                         Amount
            ---------------------------------------------------------------------------------------------------
               31- 60                         688     $            5,414,438.81   $                  454,212.19
               61- 90                         127     $              981,121.64   $                  127,370.16
              91- 120                          33     $              236,511.63   $                   43,199.12
                121+                            0     $                       -   $                           -
            ---------------------------------------------------------------------------------------------------
                TOTAL                         848                   6,632,072.08                     624,781.47

                   B. Delinquency Percentage

                        (1) Principal balance of delinquent contracts between 30
                             and 120 days                                                                       $      6,632,072.08

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                      COLLECTION PERIOD       29
SERVICER RPT DATE:  12-Mar-02                         BEGINNING:        1-Feb-02
DISTRIBUTION DATE:  15-Mar-02                         ENDING:          28-Feb-02


                        (2) Pool Principal Balance Beginning of Collection Period                               $    212,866,898.54
                        (3) Delinquency Percentage (Line 1/Line 2)                                                             3.12%

IX.   CUMULATIVE NET LOSS RATIO

                        (1) Principal Balance of Defaulted Contracts in current
                             Collection Period                                                                  $        771,723.66
                        (2) Cumulative Defaulted Contracts Including
                             Defaulted Contracts in current Collection Period                                   $     42,743,006.82
                        (3) Net Liquidation Proceeds collected during current
                             Collection Period                                                                  $        580,838.43
                        (4) Cumulative Net Liquidation Proceeds Including
                             Net Liquidation Proceeds in current Collection Period                              $     21,151,482.81
                        (5) Original Pool Balance                                                               $    794,746,210.70
                        (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                             2.717%

X.    REPOSSESSED INVENTORY

                                                                                                Units                   Principal
                                                                                                -----                   ---------
                        A. Principal Balance of repossessed Financed Vehicles (beg.)                    0                          -
                        B. Repossessed Financed Vehicles (Principal)                                           $          820,570.90
                        C. Net Liquidation Proceeds on repossessed Financed
                            Vehicles (Prinicipal)                                                              $          580,838.43
                        D. Realized losses on sale of repossessed Financed Vehicles
                            (Principal)                                                                        $          239,732.47
                                                                                    ------------------------------------------------
                        E. Principal Balance of repossessed Financed Vehicles
                            (A+B-C-D) (end.)                                                            0      $                   -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of March, 2002

                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer